SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered as of June ___, 2010 by and between WLG Inc., a Delaware corporation (“WLG”), Wako Express (HK) Co. Ltd., a Hong Kong corporation (“WEHK”) and Christopher Wood an individual (the “Stockholder”) and Jumbo Glory Limited, a Hong Kong corporation (the “Purchaser”).

WITNESSETH

WHEREAS, Purchaser is a majority shareholder of WLG; and

WHEREAS, WEHK is a wholly owned subsidiary of WLG; and

WHEREAS, WLG desires to raise funds to use for working capital purchases through the sale of securities of WLG and WEHK and the Purchaser desires to purchase such securities on and subject to the terms and conditions described in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, representations, warranties and covenants herein contained, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.           Purchase of Securities.

1.1.        The Purchase. On and subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined) Purchaser shall purchase:

(a)           from WLG, 978,000 shares of WLG’s series C preferred stock, par value $.001 per share (the “Series C Preferred”) having the rights, preferences and privileges set forth in the Certificate of Designation, Preferences, Rights and Limitations of Series C Convertible Preferred Stock attached hereto as Exhibit A; and

(b)           from WEHK, a promissory note (the “Note”), in the aggregate principal amount of $1,000,000 in the form attached hereto as Exhibit B.

1.2.        Purchase Price.

(a)           The purchase price for the 978,000 shares of Series C Preferred (the “Shares”) shall be US$1.00 per share for an aggregate purchase price of US$978,000; and

(b)           The purchase price for the Note shall be US$1,000,000.

1.3.        Payment and Delivery.  Purchaser has previously delivered to WLG the total purchase price of $1,978,000 for the Shares and the Note, less $60,000 which represents prepaid interest on the Note for a net cash payment of $1,918,000.  As soon as reasonably practicable after the Closing Date (as defined below), WLG shall issue and deliver (or cause to be issued and delivered) to Purchaser a stock certificate in the name of Purchaser representing the Shares (the “Certificate”) and a fully executed Note.

2.           Representations and Warranties of Purchaser.

Purchaser hereby represents and warrants to WLG and WEHK as follows:

2.1.        Organization and Authorization. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of Hong Kong.  Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action (including, but not limited to, approval by the board of directors) of Purchaser and this Agreement constitutes a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms. At the Closing, Purchaser shall deliver to WLG a certified copy of the resolutions adopted by its board of directors authorizing the execution, delivery and performance of this Agreement.

2.2.        No Conflicts. The execution and delivery of this Agreement does not, and the performance of the transactions contemplated hereby will not (i) conflict with or violate any statute, rule, regulation, order judgment or decree applicable to Purchaser or to which Purchaser is bound or affected; or (ii) result in a breach of the conditions or provisions of or constitute default under any note, bond, mortgage, material indenture, contract, lease, agreement or other instrument or obligation to which Purchaser is bound or affected.

2.3.        Investment Representations. Purchaser understands that the Shares and the Note (collectively, the “Securities”) are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any applicable state securities laws (and that the Certificate and the Note will contain customary restrictive legends) and is acquiring the Securities for its own account and not with a view to or for distributing or reselling the Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of the Securities.  Purchaser hereby confirms to WLG and WEHK that (i) the Purchaser and each shareholder, member and/or equity holder of the Purchaser is an “accredited investor” as defined under Rule 501 of Regulation D of the 1933 Act (“Regulation D”), (ii) the Purchaser is not a “U.S. person” as such term is defined under Rule 902 of Regulation S of the 1933 Act (“Regulation S”), and (iii) the Purchaser is aware of and fully informed concerning the business, proposed activities, financial condition and risks associated with WLG, WEHK and the Securities by reason of its due diligence investigation and having received and reviewed WLG’s periodic and current reports filed with the Securities and Exchange Commission.  Other than the representations provided in this Agreement, Purchaser is not relying upon any representation of and/or information provided by WLG and/or WEHK.

2.4.        Exempt from Registration.  The sale of the Securities pursuant to Section1.2 is exempt from the registration requirements of the 1933 Act pursuant to Regulation D and Regulation S.

3.           Closing.           The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur at such time and place as agreed to by the parties hereto in writing.  The date on which the Closing actually occurs shall be referred to as the “Closing Date.”

4.           Miscellaneous

4.1.        Modification; Waiver. This Agreement may be modified, amended or supplemented in any manner and at any time only by a written instrument executed by each of the parties hereto. No waiver by any party of any term or condition hereof, or the breach of any covenant, agreement, warranty, representation or provision contained herein, in any one or more instances, shall be made or construed as a further continuing waiver of any such term, condition or breach or a waived of any other term, condition or breach.

4.2.        Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire agreement and understanding of the parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

4.3.        Notices. All notices to a party shall be addressed to such party at the address set forth below or to such other place as may be designated by written notice to the other parties. Notice shall be sufficient when delivered by hand; when sent by facsimile with the original thereof posted first-class mail, postage prepaid, within two (2) business days thereafter; when posted certified mail, postage prepaid, return receipt requested; or when delivered by a private courier, requesting evidence of receipt as part of its service. Any such notice shall be addressed to the party at its facsimile number or its address described below, and shall be effective when first received. Unless otherwise notified in writing, each party shall direct all sums payable to the other party at its address for notice purposes. For purposes hereof, the addresses of the parties shall be as follows:

If to WLG or WEHK, to:

WLG Inc.
Units 1301-3 & 11-12 Tower 1 Ever Gain Plaza
88 Container Port Road, Kwai Chung
N.T. Hong Kong, SAR
Facsimile No.:
Attention: Christopher Wood

If to Purchaser:

Jumbo Glory Limited
Unit 907-910
118 Connaught Road West
Hong Kong
Facsimile No.: 852 3106 3160
Attention: Malcolm Wood

4.4.        Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the express prior written consent of the other parties. Except as aforesaid, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto any rights, remedies or obligations under or by reason of this Agreement.

4.5.        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

4.6.        Counterparts.  This Agreement and any amendments, waivers, consents, or supplements may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by facsimile or email shall be as effective as delivery of a manually executed counterpart thereof.

4.7.        References. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof. Any reference herein to a section shall be deemed to refer to the applicable section of this Agreement unless otherwise stated herein.

4.8.        Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.9.        Governing Law, Etc.  This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

WLG INC.

By:
Name: Christopher Wood
Title: President

WAKO EXPRESS (HK) CO. LTD.

By:
Name:
Title:

JUMBO GLORY LIMITED

By:
Name: Malcolm Wood
Title: